                                    FORM 8-K
                                 Current Report



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported)  October 2, 1996
                                                         ---------------



                          C.M. LIFE INSURANCE COMPANY
                          ---------------------------
            (Exact name of registrant as specified in its charter)



         Connecticut                333-2347                   06-1041383
         -----------                --------                   ----------
(State or other jurisdiction of    (Commission               (I.R.S. Employer
 incorporation or organization)     file No.)                Identification No.)



                 140 Garden Street, Hartford, Connecticut 06154
                 ----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (860) 987-6500
                                 --------------
              (Registrant's telephone number, including area code)



                                     None
                                     ----
                    (Former name, former address and former
                   fiscal year, if changed since last report)

                          C.M. Life Insurance Company
                                    Form 8-K



                                     INDEX



Item 4:     Change in Registrants Certifying Accountant .....................1

Exhibit 1:  Former Certifying Accountants Letter.............................2

Item 4.  Change in Registrant's Certifying Accountant


         As a result of the February 29, 1996 merger of C.M. Life Insurance Company's parent, Connecticut Mutual Life Insurance Company, with and into Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company dismissed its certifying accountant, Arthur Andersen LLP, One Financial Plaza, Hartford, CT 06103 and engaged Coopers & Lybrand LLP, 2300 Baybank Tower, Springfield, MA 01101 as its certifying accountant. The change was made to provide uniformity in certifying accountants between C.M. Life Insurance Company and its new parent Massachusetts Mutual Life Insurance Company. The decision was approved by C.M. Life Insurance Company's board of directors on October 2, 1996.

         As disclosed in Exhibit 1, the audit opinion issued by Arthur Andersen for the two most recent preceding years was unqualified. There were no disagreements with the former on matters of accounting principle, accounting practice, financial statement disclosure or auditing scope or procedure which, if not resolved to the formers satisfaction would have caused reference to the subject matter of the disagreement in connection with the audit report, nor were there any reportable events as defined by Item 304 (a)(1)(v) of Regulation S-K, that occurred within the two most recent preceding years and any subsequent interim period preceding the former accountants dismissal.

                                    Exhibit 1



October 3, 1996


Securities and Exchange Commission
Mail Stop 9-5
450 Fifth St. N.W.
Washington, D.C.  20549




Dear Sirs:

We have read Item 4 included in the attached form 8-K dated October 2, 1996 of C.M. Life Insurance Company to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.



Very truly yours,

/s Arthur Andersen, LLP

                                   SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            C.M. Life Insurance Company


Date:  October 2, 1996                        /s/ David E. Sams, Jr.
       ---------------                        ----------------------
                                                       David E. Sams
                                                       Director and President



Date:  October 2, 1996                        /s/ John Miller, Jr.
       ---------------                        --------------------
                                                        John Miller, Jr.
                                                        2nd Vice President and
                                                        Comptroller